10.7

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


     THIS ASSIGNMENT, entered into this 24th day of January, 1997, by and between SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, a Florida limited partnership, hereinafter referred to as the "Assignor", and OHIO KEY I, INC., a Florida corporation, hereinafter referred to as the "Assignee".

     1. Assignment. For and in consideration of the sum of Ten and NO/100 ($10.00) Dollars and other good and valuable consideration, received on behalf of the Assignee, at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, the Assignor hereby grants, bargains, sells, assigns, conveys, transfers and sets over unto the Assignee all of the Assignor's right, title and interest in and to all contracts referred to on Exhibit "A" attached hereto (collectively, the "Contracts").

     2. Assumption. In reliance upon the covenants and representations on the part of the Assignor herein contained, the Assignee hereby assumes, and agrees to be bound by all of the covenants, agreements and obligations of Assignor under the Contracts which shall arise or which are required to be performed, after the date of this Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against all liabilities, damages, claims, costs, fees and expenses whatsoever (including reasonable attorneys' fees and court costs) arising out of the obligations assumed by Assignee pursuant to this Section 2.

     3. Representation. The Assignor hereby represents and covenants as follows:

          A. That the Assignor has good and lawful right, power and authority to convey the Contracts to the Assignee;

          B. That each of said Contracts is valid and existing according to its respective terms;

          C. That any and all payments due or accrued under the Contracts have been paid through and including the date hereof;

          D. That no default exists under any of the Contracts;

          E. That none of the Contracts require the consent and/or approval of any person not a signatory party hereto as a prerequisite or condition to effectuating this Assignment;

          F. That the Assignor will warrant and defend the assignment herein made unto the said Assignee, its successors, assigns and distributees, against the claims and demands of all individuals, firms, entities, businesses, associations, partnerships, corporations and all other persons whomsoever; and


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          G. That the Assignor has this date delivered to the Assignee the original of said Contracts, if available, otherwise photocopies thereof, together with all addenda, modifications, extensions, renewals or amendments thereto.

     4. Binding Effect. This Assignment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective heirs, personal representatives, successors, distributees and assigns.

     5. Attorneys' Fees. The Assignee shall be entitled to recover from the Assignor all costs and expenses, including attorneys' fees, incurred by Assignee as a consequence of the breach of any covenant, representation, and/or warranty herein contained.

     6. Duplicate Originals. This Assignment may be executed and delivered in counterparts, each of which shall be deemed to be a duplicate original hereof.

     7. Effective Date. This Assignment shall be effective as of January 1,
1997.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

Signed, Sealed and Delivered     Ohio Key I, Inc.
in the Presence of:

/s/ Jane Bergman                 By: /s/ C. John Knorr, Jr.
----------------                     -----------------------------
                                     C. John Knorr, Jr., President

                                                "ASSIGNEE"


Signed, Sealed and Delivered     Sunshine Key Associates Limited Partnership, a
in the Presence of:              Florida limited partnership

/s/ Jane Bergman                 By: Infinity Investment Group, Inc.,
----------------                     its general partner

                                 By: /s/ C. John Knorr, Jr.
                                     -----------------------------
                                     C. John Knorr, Jr., President

                                                 "ASSIGNOR"


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


STATE OF        FLORIDA          )
                -------
COUNTY OF                        )


     The foregoing instrument was acknowledged before me this ____ day of __________, 1997, by C. John Knorr, Jr., the President of Ohio Key I, Inc., a Florida corporation, on behalf of said corporation. He is personally known to me or has produced ____________________________________________ as identification.


My Commission Expires:
                                            Notary Public, State of Florida
         (SEAL)

                                            Printed Notary Signature


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


STATE OF        FLORIDA          )
                -------
COUNTY OF                        )


     The foregoing instrument was acknowledged before me this ____ day of __________, 1997, by C. John Knorr, Jr., the President of Infinity Investment Group, Inc., the general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership, on behalf of said corporation and partnership. He is personally known to me or has produced ____________________________________
as identification.

My Commission Expires:
                                            Notary Public, State of Florida
         (SEAL)

                                            Printed Notary Signature


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